Relieving Pain….Improving Lives Exhibit 99.2

Special Note Regarding Forward-Looking
Statements

This presentation includes forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934.  These statements, among other things, relate to our business strategy, goals and expectations concerning our product candidates, future operations, prospects, plans and objectives of management.  The words "anticipate", "believe", "could",
"estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases are used to identify forward-looking statements in this presentation.  Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov.  These forward-
looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Company Highlights
•
Dex-IN – intranasal, non-opioid in Phase II for acute
pain following surgery - significant market opp’y
•
Multiple clinical studies demonstrate analgesic
effect, fast onset of action and well tolerated
•
Phase II post op pain trial ongoing – Day 1 dosing
•
Multiple clinical and regulatory milestones over next
few years
•
Experienced team with significant development,
regulatory and commercial experience

Experienced Management and Board

•
Gerri Henwood –
President and CEO
Founded Auxilium Pharmaceuticals (AUXL,
NASDAQ) and IBAH (former NASDAQ Co. –
acquired 1998); GSK
•
Chuck Garner –
CFO, CBO and Treasurer
Over 14 years of life sciences investment
banking experience – Deutsche Bank, Burrill &
Co., Inverness Advisors; PwC
•
Randy Mack –
SVP, Development
Over 20 years of clinical development
experience –
Adolor, Auxilium, Abbott Labs
and Harris Labs
Board of Directors
Wayne B. Weisman –
Chairman
SCP VitaLife Partners
Winston J. Churchill
SCP VitaLife Partners
Gerri Henwood – CEO
William L. Ashton
Harrison Consulting Group; frmly Amgen
Abraham Ludomirski, M.D.
SCP VitaLife Partners
Alfred Altomari
CEO, Agile Therapeutics
Michael Berelowitz
Former SVP, Specialty Care Business
Unit, Pfizer

Clinical Stage Pipeline
Product PC I II III Rights
Dexmedetomidine (“Dex”)
WW, exc. Europe, Turkey, CIS*
Dex- IN (intranasal)
Acute post-operative pain
Cancer breakthrough pain
Dex-SL (sublingual)
Transdermal
Fadolmidine (“Fado”)
WW, exc. Europe, Turkey, CIS*
Intrathecal
Post-operative pain
Topical
Neuropathic pain

* CIS currently includes Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Russia,
Tajikistan, Turkmenistan, Ukraine, and Uzebekistan.

Post Op Pain Market Underserved

•
$5.9 billion market (1)
•
Predominantly opioid
use
•
Significant side effects /
issues associated with
opioids
•
Dearth of non-opioid
drugs in development
Inpatient procedures
Total procedures (2009) 47.9M
Addressable >25M
Ambulatory procedures
Total procedures (2006) 53.3M
Addressable >25M
Note: Addressable includes procedures expected to
utilize pain medication.
Source: National Center for Health Statistics and
management estimates.
(1) GBI Research, 2010 sales.

Limited Pain Relief Options for Patients

Pain
Severity
Class Compounds Advantages Disadvantages
Mild
Acetaminophen
Antipyretic properties;
Oral; no opioid AEs
Only effective for mild pain
NSAIDs
Ketorolac,
ibuprofen, aspirin
Mild to moderate
analgesia; oral; no
opioid AEs
Bleeding risk; GI and renal
complications
Moderate
Sodium channel
blockers
Bupivacaine,
lidocaine
Use directly at pain
site; mostly peri-
operative
Limited duration of action; some are
concerned  about local tissue impact
Moderate to
Severe
Alpha 2 agonists
Dexmedetomidine
(Recro Pharma)
Good pain relief;
anxiolytic properties;
no respiratory
depression, impaired GI
or addictive properties
In development – potential for first in
class to be approved for post-
operative pain
Opioids
Morphine,
hydrocodone,
oxycodone, fentanyl
Good pain relief
Respiratory depression, impaired GI
motility after even one dose;
frequent nausea and vomiting;
abuse/addiction potential
Note: Pain severity based upon market research / physician feedback

Dexmedetomidine (“Dex”)

Dex Has Demonstrated Analgesia & Safety
•
Alpha 2 agonist (non-opioid)
–
Injectable form (Precedex) marketed by Hospira in US as sedative
–
Multiple studies demonstrating analgesia of alpha 2 agonists
•
Intranasal formulation in clinical development for acute pain
–
In-licensed non-IV rights from Orion
–
Worldwide rights except Europe, Turkey, and CIS
•
Multiple studies demonstrate Dex pain relief and safe profile
–
Including our completed placebo controlled trials
•
Expect strong IP position
–
Pending IP coverage could run through 2030
•
Expect to file 505(b)(2) NDA shortly after completion of Ph III

Dex Efficacy and Safety in Multiple Studies

Beneficial effects Source
Approved sedative and safe profile
NDA filing / pivotal trials -
Abbott/Hospira, Orion
Morphine sparing NDA studies plus Literature
Analgesia by IV route
Chan, 2010; Grosu, 2010; Lin, 2009, Arain,
2010
Demonstration of pain relief (VAS)
Placebo controlled trials; L. Webster, MD
(Utah) CLBP study (Recro sponsored)
Positive PK/PD plasma levels
demonstrating analgesic potential
Clinical trials run by Recro
Relieves morphine “Max”
(‘hyperalgesia’)
University of Minnesota; M. Belgrade, MD

Significant Advantages Over Opioids

Dex Fast-acting Opioids
Non-opioid (Not controlled substance) Opioid - DEA scheduled product
No habituation effects Addictive
Does not cause respiratory depression Respiratory depression
Not associated with constipation,
nausea, or vomiting
Unwanted side-effects of constipation,
nausea and vomiting
Enhances morphine effectiveness
without morphine dose increase
Additive effect requires higher dose
More cognitively intact Frequently “Foggy”/ may be confused
Anxiolytic properties Not anxiolytic
Effective Analgesic Effective Analgesic

Dex Has Been Well Studied by Recro

•
Evaluated proprietary formulations of Dex in 9 trials
Trial Form Design Outcome
REC-13-012 Dex-IN Acute pain following
bunionectomy surgery
(n=85 evaluable)
Within a subset of patients (n=42), with
baseline pain intensity of 6 or below,
there was a trend towards analgesia in
50 mcg and reduced opioid use versus
placebo
REC-11-010 Dex-IN Chronic lower back
pain POC study (n=24)
Statistically significant pain relief within
30 minutes demonstrated in placebo
controlled trial – single use device
REC-09-003 Dex-SL Chronic lower back
pain POC study (n=21)
Statistically significant reduction in pain
intensity demonstrated in placebo
controlled trial
REC-11-008 Dex-IN Multi-dose PK study
(n=12)
Safety & tolerability of IN dosage form

Dex-IN Study REC-13-012
(US placebo controlled trial)

•
Phase II bunionectomy study in approx. 150-200 pts
•
Three dosing groups – 50 mcg, 35 mcg and placebo
•
Preplanned interim analysis
– Randomized, placebo controlled study
• Primary endpoint – summed pain intensity difference (SPID) over 48 hours
• Rescue therapy allowed
• Post Op Day 0 dosing
– Scheduled after half of patients enrolled
– Allowed for possible sample size adjustment
– 85 pts evaluable in interim analysis – approx. 28 pts per group

Results of Phase II Interim Analysis
•
Analgesia and opioid reduction seen in subset of
patients
–
Patients with baseline pain score equal to 6 or lower
–
Approximately half of patients enrolled
•
However, trial was not expected to reach statistical
significance with current design
–
Post Op Day 0 dosing
•
Revised trial design – Post Op Day 1 dosing
–
Stable / declining pain trajectory

Summary of Key Safety Data – No SAEs
Event Dex-IN 50 mcg arm Placebo arm
Drowsiness 17 (53%) 17 (53%)
Nausea 8 (25%) 14 (44%)
Vomiting 2 (6%) 6 (19%)
Dizziness 3 (9%) 5 (16%)
Nasal Irritation 2 (6%) 3 (9%)
Epistaxis 2 (6%) 3 (9%)

•
4 patients discontinued due to symptomatic hypotension (3 in
50 mcg arm, 1 in 35 mcg), 1 due to fever (35 mcg) and 1 due to nausea and vomiting (placebo)
•
Adverse event of asymptomatic “BP decrease” in 10 Dex-IN
patients (6 in 50 mcg arm)
•
1 patient in 50 mcg arm and 2 patients in placebo arm had heart rate below 50 bpm and notable change from baseline

Select Opioid Clinical Trials Side Effects
Source:  Stegmann et. al. (2008). The efficacy and tolerability of multiple-dose tapentadol immediate release for the relief of acute pain following orthopedic (bunionectomy) surgery. Current Medical Research and Opinion
Placebo
Tapentadol IR
50mg
Tapentadol IR
100mg
Oxycodone IR
10mg
Event n = 67 n = 67 n = 68 n = 67
Nausea 17.9% 46.3% 66.2% 71.6%
Dizziness 14.9% 32.8% 64.7% 56.7%
Somnolence 7.5% 28.4% 36.8% 26.9%
Vomiting 1.5% 16.4% 35.3% 38.8%
Headache 10.4% 17.9% 22.1% 20.9%
Pruritus generalized 0.0% 7.5% 13.2% 10.4%
Hyperhidrosis 1.5% 6.0% 8.8% 10.4%
Constipation 1.5% 6.0% 7.4% 17.9%
Pruritus 3.0% 7.5% 7.4% 11.9%
Feeling Hot 4.5% 7.5% 2.9% 10.4%

Dex-IN Next Steps – REC-14-013
(US placebo controlled trial)
•
Phase II bunionectomy study in approx. 200 – 250pts
•
Post Op Day 1 dosing (previous trial Post Op Day 0)
•
Interim analysis for sample size adjustment planned
•
Top line results expected mid 2015

–
Randomized, placebo controlled study
–
Primary endpoint – SPID over 48 hours
–
Rescue therapy allowed
–
Pain trajectory stable / declining
–
approximately half of the evaluable patients enrolled

Dex-IN Study REC-11-010
(US placebo controlled POC trial)
•
24 chronic lower back pain (CLBP) patients
–
Chronic opioid users & non-opioid users
•
PBO controlled, cross-over to evaluate:
– Analgesia – Standard VAS for Pain Intensity and Pain Relief at multiple timepoints
– Safety – Adverse Events, Vital Signs, Sedation
•
Single doses in a 3-way cross-over
– PBO
–
Dex-IN 25 µg
–
Dex-IN 50 µg
•
Pain intensity measurements focused on 1 hour with
patients monitored for up to 24 hours

0.25
0.2
0.15
0.1
0.05
0
Plasma Concentration (ng/mL)
DEX-IN 25µg
DEX-IN 50µg
0
0.25
0.5
0.75
1
1.25
1.5
1.75
2
Time (hr)

Recro Pharma

Fast Onset Of and Prolonged Action (Clinical trial REC-11-010 – Dex-IN pharmacokinetics) Note: Administered with single unit device 19

DEX-IN PBO
DEX-IN 25µg
DEX-IN 50µg
Pain Relief (Scale: 0 - 4)
2.5
2
1.5
1
0.5
0
*
*
**
BL
0.25
0.5
0.75
1
Time (hours)

Recro Pharma

Statistically Significant Pain Relief (Dex-IN – REC-11-010) Scale: 0 = No Relief, 4 = Complete Relief * p < 0.05 ** p < 0.01 20

8
7
6
5
4
3
2
1
0
Mean Summed Pain Intensity Difference (SPID)
DEX-IN PBO
DEX-IN 25µg
DEX-IN 50µg
*
0
0.25
0.5
0.75
1
Time (Hour)

Recro Pharma

Significant Pain Relief Over Time (Dex-IN – REC-11-010 – Summed Pain Intensity Difference) * p < 0.05 21

Dex-IN Well Tolerated
(Clinical trial REC-11-010 - Adverse events†)
Placebo
(n=24)
DEX-IN 25 µg
(n=24)
DEX-IN 50 µg
(n=24)
Dry Mouth - 2 2
Nausea 1 3 5
Vomiting - 1 2
Feeling Abnormal - 2 3
BP Decrease - - 2
Dizziness 4 5 10
Headache 1 4 4
Paraesthesia - - 2
Sinus Headache - 2 1
Somnolence - 6 18
Nasal Congestion - - 2
Nasal Discomfort - 1 3
Hypotension - 4 7
†Reported by more than one subject

Dex-IN Repeat Dosing Well Tolerated
(Clinical trial REC-11-008)
•
7 consecutive doses of 35 mcg Dex-IN every 6 hours
•
Evaluated heart rate, blood pressure and BP upon
standing every 5 minutes for two hours after dosing
–
Transient effect after initial dosing
•
None of the above effects categorized by
investigators as AEs

Well Tolerated Profile – Repeated Dosing
(Study REC-11-008 – 35 mcg Dex-IN formulation)
Period 1
n = 12
Period 2
n = 10
Term D1 D2 D1 D2 D3 D4 D5 D6 D7 Total
7am 1pm 7am 1pm 7pm 1am 7am 1pm 7pm
Back Pain - - - - 1 - - - 1 1
Muscle Spasms - - - - - - - - - 1
Dizziness - 1 2 - - - - - - 3
Headache - - - 1 - - - - - 1
Anxiety - - 1 - - - - - - 1
Nasal Discomfort - 3 - 5 - - - - - 6
Nasal Dryness - 1 - 2 - - - - - 3
Rhinalgia - - - - 1 - - - - 1
Rinorrhea - 1 - - - - - - - 1
Number of Subjects

Fadolmidine (“Fado”)

Fado Effective in Phase II for Pain Relief
•
Alpha 2 agonist
– more potent at the alpha 2c receptor than Dex
– >20 fold less potent at the alpha 1b receptor than clonidine
•
Fado has demonstrated analgesia in multiple animal models
•
Positive Phase II analgesia study in bunionectomy patients
– Intrathecal route of administration
•
Formulation work underway for topical prototype
– Potential in regional neuropathies
•
WW rights to all human uses except Europe, Turkey and CIS
•
NCE patent  w/ expected extension to 2021 / pursuing add’l IP

Corporate Overview

Intellectual Property
•
Dex applications for methods for treating/preventing
pain through intranasal, sublingual and transdermal
formulations without sedation
•
Dex composition of oral transmucosal (SL)
formulation and dispensing devices
•
Fado IP in-licensed from Orion
– Composition of matter
– Method of administration for analgesia
– Treatment and prevention of hypotension and shock
•
Regulatory exclusivity
– 505(b)(2) – 3 years (Dex-IN, Dex-SL)
– 505(b)(1) – NCE, 5 years (Fado)

Company Highlights
•
Dex-IN – intranasal, non-opioid in Phase II for acute
pain following surgery - significant market opp’y
•
Multiple clinical studies demonstrate analgesic
effect, fast onset of action and well tolerated
•
Phase II post op pain trial ongoing – Day 1 dosing
•
Multiple clinical and regulatory milestones over next
few years
•
Experienced team with significant development,
regulatory and commercial experience